SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



Date of Report: August 16, 2000
---------------------------------
(Date of earliest event reported)

Commission File No.:  333-65481





                    Wells Fargo Asset Securities Corporation
--------------------------------------------------------------------------------



        Delaware                                        52-1972128
--------------------------------------------------------------------------------
(State of Incorporation)                                (I.R.S. Employer
                                                         Identification No.)



7485 New Horizon Way
Frederick, Maryland                                               21703
--------------------------------------------------------------------------------
Address of principal executive offices                          (Zip Code)



                                 (301) 846-8881
--------------------------------------------------------------------------------
               Registrant's Telephone Number, including area code



                      Norwest Asset Securities Corporation
--------------------------------------------------------------------------------
              (Former name, former address and former fiscal year,
                          if changed since last report)

ITEM 5.     Other Events
            ------------

            Attached as an exhibit are the Collateral Term Sheets (as defined in the no-action letter dated February 17, 1995 issued by the Securities and Exchange Commission to the Public Securities Association) prepared by Wells Fargo Asset Securities Corporation which are hereby filed pursuant to such letter.

ITEM 7.     Financial Statements and Exhibits
            ---------------------------------

            (c) Exhibits


Item 601(a)
of Regulation S-K
Exhibit No.                               Description
-----------------                         -----------

      (99)                                Collateral Term Sheets
                                          prepared by Wells Fargo
                                          Asset Securities Corporation
                                          in connection with Wells
                                          Fargo Asset Securities
                                          Corporation, Mortgage
                                          Pass-Through Certificates,
                                          Series 2000-7

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   WELLS FARGO ASSET SECURITIES
                                   CORPORATION

August 16, 2000

                                   By:   /s/ Alan S. McKenney
                                      ------------------------------
                                        Alan S. McKenney
                                        Vice President

                               INDEX TO EXHIBITS
                                -----------------



                                                            Paper (P) or
Exhibit No.             Description                         Electronic (E)
-----------             -----------                         --------------

   (99)                 Collateral Term Sheets                    E
                        prepared by Wells
                        Fargo Asset Securities
                        Corporation in connection
                        with Wells Fargo Asset
                        Securities Corporation,
                        Mortgage Pass-Through
                        Certificates, Series 2000-7